                                                           EXHIBIT No. EX-99.g.4

                               CUSTODIAN CONTRACT

                                     Between

                  BABSON-STEWART IVORY INTERNATIONAL FUND, INC.

                                       and

                       STATE STREET BANK AND TRUST COMPANY

                                TABLE OF CONTENTS

                                                                                                               PAGE

1.       Employment of Custodian and Property to be Held by It....................................................1

2.       Duties of the Custodian with Respect to Property of the Held By the Custodian in the United

8.       Duties of Custodian with Respect to the Books of Account and Calculation of Net Asset Value and

                               CUSTODIAN CONTRACT

     This Contract  between  Babson-Stewart  Ivory  International  Fund, Inc., a corporation  organized  and  existing  under the laws of  Maryland,  having  its principal  place of business at Kansas City,  Missouri,  hereinafter  called the
"Fund", and State Street Bank and Trust Company, a Massachusetts  trust company, having  its  principal  place  of  business  at  225  Franklin  Street,  Boston,
Massachusetts 02110, hereinafter called the "Custodian",

                              W I T N E S S E T H:

     That in consideration  of the mutual  covenants and agreements  hereinafter contained, the parties hereto agree as follows:

1.   Employment of Custodian and Property to be Held by It

     The Fund  hereby  employs the  Custodian  as the  custodian  of its assets, including  securities  it desires to be held in places  within the United States
("domestic  securities") and securities it desires to be held outside the United
States  ("foreign  securities")  pursuant to the  provisions  of the Articles of
Incorporation.  The Fund agrees to deliver to the Custodian all  securities  and cash owned by it, and all  payments of income,  payments of principal or capital distributions  received by it with respect to all  securities  owned by the Fund from time to time,  and the cash  consideration  received  by it for such new or treasury shares of capital stock,  $1.00 par value ("Shares") of the Fund as may be issued or sold from time to time. The Custodian  shall not be responsible for any  property of the Fund held or received by the Fund and not  delivered to the
Custodian.

     Upon  receipt of "Proper  Instructions"  (within the meaning of Article 5), the Custodian shall from time to time employ one or more sub-custodians  located in the United  States,  but only in accordance  with an  applicable  vote by the
Board of Directors of the Fund,  and provided that the  Custodian  shall have no more or less  responsibility  or liability to the Fund on account of any actions or omissions of any sub-custodian so employed than any such sub-custodian has to the  Custodian.  The  Custodian  may  employ as  sub-custodians  for the  Fund's securities  and other  assets  the  foreign  banking  institutions  and  foreign securities depositories designated is Schedule "A" hereto but only in accordance with the provisions of Article 3.

2.   Duties of the  Custodian  with  Respect to Property of the Fund Held By the
     Custodian in the United States

     2.1. Holding Securities.  The Custodian shall hold and physically segregate for the account of the Fund all non-cash property, to be held by it in the United  States,  including  all domestic  securities  owned by the
          Fund,  other than (a)  securities  which are  maintained  pursuant  to
          Section  2.10  in  a  clearing  agency  which  acts  as  a  securities depository or in a book-entry system authorized by the U.S. Department of the  Treasury,  collectively  referred  to  herein  as  "Securities
          System" and (b)  commercial  paper of an issuer for which State Street
          Bank and Trust  Company  acts as  issuing  and paying  agent  ("Direct
          Paper")  which is  deposited  and/or  maintained  in the Direct  Paper
          System of the Custodian pursuant to Section 2.10A.

     2.2. Delivery  of  Securities.  The  Custodian  shall  release  and deliver domestic  securities  owned by the Fund held by the  Custodian or in a
          Securities  System  account  of the  Custodian  or in the  Custodian's
          Direct Paper book entry system account ("Direct Paper System Account")
          only upon  receipt  of Proper  Instructions,  which may be  continuing instructions when deemed  appropriate by the parties,  and only in the following cases:

          1)   Upon  sale of such  securities  for the  account  of the Fund and receipt of payment therefor;

          2)   Upon the  receipt of payment in  connection  with any  repurchase agreement related to such securities entered into by the Fund;

          3)   In the case of a sale effected  through a Securities  System,  in accordance with the provisions of Section 2.10 hereof;

          4)   To the  depository  agent  in  connection  with  tender  or other similar offers for portfolio securities of the Fund;

          5)   To the  issuer  thereof  or its agent  when such  securities  are called, redeemed,  retired or otherwise become payable;  provided that, in any such case, the cash or other  consideration is to be delivered to the Custodian;

          6)   To the issuer thereof,  or its agent,  for transfer into the name of the Fund or into the name of any  nominee or  nominees  of the
               Custodian or into the name or nominee name of any agent appointed pursuant to Section  2.9 or into the name or nominee  name of any sub-custodian  appointed  pursuant to Article l; or for  exchange for a different  number of bonds,  certificates or other evidence representing  the same  aggregate face amount or number of units;
               provided  that, in any such case,  the new  securities  are to be delivered to the Custodian;

          7)   Upon the sale of such  securities for the account of the Fund, to the  broker  or  its  clearing  agent,  against  a  receipt,  for examination in accordance with "street delivery" custom; provided that in any such case, the Custodian shall have no responsibility or  liability  for any loss  arising  from the  delivery  of such securities prior to receiving  payment for such securities except as may arise  from the  Custodian's  own  negligence  or  willful misconduct;

          8)   For  exchange  or  conversion  pursuant  to any  plan of  merger, consolidation,  recapitalization,  reorganization or readjustment of the securities of the issuer of such  securities,  or pursuant to provisions for  conversion  contained is such  securities,  or pursuant to any deposit  agreement;  provided  that,  in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

          9)   In the  case of  warrants,  rights  or  similar  securities,  the surrender  thereof in the  exercise of such  warrants,  rights or similar  securities  or the  surrender  of  interim  receipts  or temporary securities for definitive securities; provided that, in any such case,  the new  securities  and cash,  if any, are to be delivered to the Custodian;

          10)  For delivery in connection  with any loans of securities  made by the Fund,  but only  against  receipt of adequate  collateral  as agreed  upon  from  time to time by the  Custodian  and the Fund, which  may be in the form of cash or  obligations  issued  by the
               United  States  government,  its  agencies or  instrumentalities, except that in connection with any loans for which  collateral is to be  credited  to the  Custodian's  account  in the  book-entry system  authorized by the U.S.  Department  of the Treasury,  the
               Custodian will not be held liable or responsible for the delivery of  securities  owned by the Fund  prior to the  receipt  of such collateral;

          11)  For delivery as security in connection with any borrowings by the
               Fund  requiring a pledge of assets by the Fund,  but only against receipt of amounts borrowed;

          12)  For delivery in accordance  with the  provisions of any agreement among the Fund,  the  Custodian  and a  broker-dealer  registered under the Securities  Exchange Act of 1934 (the  "Exchange  Act")
               and a member of The National  Association of Securities  Dealers,
               Inc.  ( "NASD"),  relating  to  compliance  with the rules of The
               Options  Clearing  Corporation  and  of any  registered  national
               securities   exchange,   or  of  any  similar   organization   or
               organizations,   regarding   escrow  or  other   arrangements  in
               connection with transactions by the Fund;

          13)  For delivery in accordance  with the  provisions of any agreement among the Fund, the Custodian,  and a Futures Commission Merchant
               registered  under  the  Commodity   Exchange  Act,   relating  to
               compliance  with  the  rules  of the  Commodity  Futures  Trading
               Commission   and/or  any   Contract   Market,   or  any   similar
               organization  or  organizations,  regarding  account  deposits in connection with transactions by the Fund;

          14)  Upon receipt of instructions  from the transfer agent  ("Transfer
               Agent") for the Fund,  for delivery to such Transfer  Agent or to the holders of shares in connection with  distributions  in kind, as may be  described  from time to time in the  Fund's  currently effective  prospectus  and  statement of  additional  information
               ("prospectus"),  in satisfaction of requests by holders of Shares for repurchase or redemption; and

          15)  For any other proper corporate purpose, but only upon receipt of, in  addition  to  Proper  Instructions,  a  certified  copy  of a resolution  of  the  Board  of  Directors  or  of  the  Executive
               Committee  signed by an officer of the Fund and  certified by the
               Secretary or an Assistant Secretary, specifying the securities to be  delivered,  setting forth the purpose for which such delivery is to be made,  declaring  such purpose to be a proper  corporate purpose,  and naming the  person or persons to whom  delivery  of such securities shall be made.

     2.3. Registration of Securities.  Domestic securities held by the Custodian
          (other than bearer  securities) shall be registered in the name of the
          Fund or in the name of any  nominee  of the Fund or of any  nominee of the Custodian which nominee shall be assigned exclusively to the Fund, unless the Fund has authorized in writing the appointment of a nominee to be used in common with other registered investment companies having the same  investment  adviser  as the Fund,  or in the name or nominee name of any agent appointed  pursuant to Section 2.9 or in the name or nominee name of any sub-custodian appointed pursuant to Article 1. All securities  accepted by the  Custodian on behalf of the Fund under the terms of this  Contract  shall  be in  "street  name"  or  other  good delivery form.

     2.4. Bank Accounts.  The Custodian  shall open and maintain a separate bank account  or  accounts  in the  United  States in the name of the Fund, subject only to draft or order by the Custodian acting pursuant to the terms of this  Contract,  and shall hold in such  account or accounts, subject to the provisions  hereof, all cash received by it from or for the account of the Fund,  other than cash  maintained by the Fund in a bank account  established and used in accordance with Rule 17f-3 under the  Investment  Company Act of 1940.  Funds held by the Custodian for the Fund may be  deposited  by it to its  credit as  Custodian  in the
          Banking  Department  of the  Custodian or in such other banks or trust companies as it may in its  discretion  deem  necessary or  desirable;
          provided,  however,  that  every such bank or trust  company  shall be qualified to act as a custodian  under the  Investment  Company Act of
          1940 and that  each  such  bank or trust  company  and the funds to be deposited  with each such bank or trust  company  shall be approved by vote of a majority of the Board of Directors  of the Fund.  Such funds shall be deposited by the  Custodian in its capacity as Custodian  and shall be withdrawable by the Custodian only in that capacity.

     2.5. Investment and  Availability of Federal Funds.  Upon mutual  agreement between the Fund and the  Custodian,  the  Custodian  shall,  upon the receipt of Proper  Instructions,  make federal funds  available to the
          Fund as of  specified  times agreed upon from time to time by the Fund and the  Custodian  in the amount of checks  received  in payment  for
          Shares of the Fund which are deposited into the Fund's account.

     2.6. Collection of Income.  The  Custodian  shall collect on a timely basis all income and other payments with respect to United States registered securities  held hereunder to which the Fund shall be entitled  either by law or pursuant  to custom in the  securities  business,  and shall collect on a timely basis all income and other  payments  with respect to United States bearer  securities  if, on the date of payment by the issuer, such securities are held by the Custodian or its agent thereof and shall credit such income,  as collected,  to the Fund's  custodian account.  Without  limiting  the  generality  of  the  foregoing,  the
          Custodian  shall  detach and present for payment all coupons and other income items  requiring  presentation  as and when they become due and shall collect  interest when due on securities held hereunder.  Income due the  Fund on  United  States  securities  loaned  pursuant  to the provisions of Section 2.2(10) shall be the responsibility of the Fund.
          The  Custodian  will  have  no duty or  responsibility  in  connection therewith,  other than to provide  the Fund with such  information  or data as may be  necessary  to  assist  the Fund in  arranging  for the timely  deliver  to the  Custodian  of the income to which the Fund is properly entitled.

     2.7. Payment of Fund Monies. Upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, the
          Custodian  shall  pay out  monies of the Fund in the  following  cases only:

          1)   Upon  the  purchase  of  domestic  securities,  options,  futures contracts or options on futures  contracts for the account of the
               Fund but only (a) against the  delivery  of such  securities,  or evidence of title to such options,  futures  contracts or options on futures contracts, to the Custodian (or any bank, banking firm or trust  company  doing  business in the United States or abroad which is qualified  under the Investment  Company Act of 1940, as amended,  to act as a custodian  and has been  designated  by the
               Custodian as its agent for this  purpose)  registered in the name of the Fund or in the name of a nominee of the Custodian referred to in Section 2.3 hereof or in proper form for  transfer;  (b) in the case of a purchase  effected through a Securities  System, in accordance  with the  conditions set forth in Section 2.10 hereof or (c) in the  case of a  purchase  involving  the  Direct  Paper
               System,  in accordance  with the  conditions set forth in Section
               2.10A; or (d) in the case of repurchase  agreements  entered into between  the  Fund  and the  Custodian,  or  another  bank,  or a broker-dealer  which is a member of NASD, (i) against delivery of the  securities  either in  certificate  form or through an entry crediting  the  Custodian's  account at the Federal  Reserve Bank with such  securities  or (ii)  against  delivery  of the receipt evidencing  purchase  by the  Fund  of  securities  owned  by the
               Custodian  along with  written  evidence of the  agreement by the
               Custodian to  repurchase  such  securities  from the Fund;

          2)   In  connection   with   conversion,   exchange  or  surrender  of
               securities owned by the Fund as set forth in Section 2.2 hereof;

          3)   For the  redemption or repurchase of Shares issued by the Fund as set forth in Article 4 hereof ;

          4)   For the payment of any expense or liability incurred by the Fund, including  but not  limited  to the  following  payments  for the account of the Fund:  interest,  taxes,  management,  accounting, transfer agent and legal fees, and operating expenses of the Fund whether  or  not  such  expenses  are  to be  in  whole  or  part capitalized or treated as deferred expenses;

          5)   For  the  payment  of  any  dividends  declared  pursuant  to the governing documents of the Fund;

          6)   For  payment of the amount of  dividends  received  in respect of securities sold short;

          7)   For any  other  proper  purpose,  but only  upon  receipt  of, in addition to Proper Instructions, a certified copy of a resolution of the Board of  Directors or of the  Executive  Committee of the
               Fund  signed  by an  officer  of the  Fund and  certified  by its
               Secretary or an  Assistant  Secretary,  specifying  the amount of such payment, setting forth the purpose for which such payment is to be made,  declaring such purpose to be a proper  purpose,  and naming the person or persons to whom such payment is to be made.

     2.8. Liability for Payment in Advance of Receipt of  Securities  Purchased.
          In  any  and  every  case  where  payment  for  purchase  of  domestic securities  for the  account of the Fund is made by the  Custodian  in advance of  receipt  of the  securities  purchased  in the  absence of specific written  instructions from the Fund to so pay in advance, the
          Custodian  shall be absolutely  liable to the Fund for such securities to the same  extent  as if the  securities  had been  received  by the
          Custodian.

     2.9. Appointment  of Agents.  The Custodian may at any time or times in its discretion  appoint  (and may at any time  remove)  any other  bank or trust company which is itself  qualified under the Investment  Company
          Act of 1940, as amended, to act as a custodian,  as its agent to carry out such of the provisions of this Article 2 as the Custodian may from time to time direct;  provided,  however,  that the appointment of any agent shall not  relieve  the  Custodian  of its  responsibilities  or liabilities hereunder.

     2.10.Deposit  of  Securities  in  Securities  Systems.  The  Custodian  may
          deposit and/or  maintain  domestic  securities  owned by the Fund in a clearing agency registered with the Securities and Exchange Commission under Section 17A of the Securities  Exchange Act of 1934,  which acts as a securities depository,  or in the book-entry system authorized by the U.S.  Department  of the  Treasury and certain  federal  agencies, collectively  referred to herein as "Securities  System" in accordance with  applicable  Federal  Reserve Board and  Securities  and Exchange
          Commission rules and regulations, if any, and subject to the following provisions:

          1)   The  Custodian  may  keep  domestic  securities  of the Fund in a
               Securities  System  provided that such securities are represented in an account  ("Account")  of the  Custodian  in the  Securities
               System which shall not include any assets of the Custodian  other than assets  held as a  fiduciary,  custodian  or  otherwise  for customers;

          2)   The records of the Custodian with respect to domestic  securities of the Fund which are  maintained  in a  Securities  System shall identify by book-entry those securities belonging to the Fund;

          3)   The Custodian shall pay for domestic securities purchased for the account  of  the  Fund  upon  (i)  receipt  of  advice  from  the
               Securities  System that such securities have been  transferred to the  Account,  and (ii) the making of an entry on the  records of the  Custodian  to reflect  such  payment  and  transfer  for the account  of the  Fund.  The  Custodian  shall  transfer  domestic securities  sold for the  account of the Fund upon (i) receipt of
               advice  from  the   Securities   System  that  payment  for  such
               securities  has been  transferred  to the  Account,  and (ii) the making of an entry on the  records  of the  Custodian  to reflect such transfer and payment for the account of the Fund.  Copies of all advices from the  Securities  System of transfers of domestic securities  for the account of the Fund shall  identify the Fund, be  maintained  for the Fund by the  Custodian and be provided to the  Fund at its  request.  Upon  request,  the  Custodian  shall furnish  the Fund  confirmation  of each  transfer to or from the account of the Fund in the form of a written advice or notice and shall  furnish  to the Fund  copies of daily  transaction  sheets reflecting each day's  transactions in the Securities  System for the account of the Fund.

          4)   The Custodian  shall provide the Fund with any report obtained by the  Custodian  on the  Securities  System's  accounting  system, internal  accounting  control  and  procedures  for  safeguarding domestic securities deposited in the Securities System;

          5)   The   Custodian   shall  have  received  the  initial  or  annual
               certificate, as the case may be, required by Article 13 hereof;

          6)   Anything to the contrary in this  Contract  notwithstanding,  the
               Custodian  shall be  liable to the Fund for any loss or damage to the Fund resulting from use of the Securities System by reason of any negligence, misfeasance or misconduct of the Custodian or any of its agents or of any of its or their employees or from failure of the  Custodian or any such agent to enforce  effectively  such rights  as it may have  against  the  Securities  System;  at the election of the Fund,  it shall be entitled to be  subrogated  to the rights of the Custodian with respect to any claim against the
               Securities  System or any other  person which the  Custodian  may have as a  consequence  of any such  loss or damage if and to the extent that the Fund has not been made whole for any such loss or damage.

     2.10AFund Assets Held in the Custodian's Direct Paper System. The Custodian
          may deposit and/or maintain securities owned by the Fund in the Direct
          Paper System of the Custodian subject to the following provisions:

          1)   No transaction  relating to securities in the Direct Paper System will be effected in the absence of Proper Instructions;

          2)   The Custodian may keep securities of the Fund in the Direct Paper
               System  only if such  securities  are  represented  in an account
               ("Account")  of the  Custodian  in the Direct  Paper System which shall not include any assets of the  Custodian  other than assets held as a fiduciary, custodian or otherwise for customers;

          3)   The records of the  Custodian  with respect to  securities of the
               Fund  which are  maintained  in the  Direct  Paper  System  shall identify by book-entry those securities belonging to the Fund;

          4)   The Custodian shall pay for securities  purchased for the account of the Fund  upon the  making of an entry on the  records  of the
               Custodian to reflect such payment and transfer of  securities  to the account of the Fund. The Custodian shall transfer  securities sold for the  account  of the Fund upon the making of an entry on the records of the Custodian to reflect such transfer and receipt of payment for the account of the Fund;

          5)   The  Custodian  shall  furnish  the  Fund  confirmation  of  each transfer  to or from the  account  of the Fund,  in the form of a written  advice or notice,  of Direct Paper on the next  business day following  such transfer and shall furnish to the Fund copies of daily transaction  sheets reflecting each day's transaction in the Securities System for the account of the Fund;

          6)   The  Custodian  shall  provide  the Fund  with any  report on its system of internal  accounting control as the Fund may reasonably request from time to time.

     2.11.Segregated  Account.  The  Custodian  shall  upon  receipt  of  Proper
          Instructions  establish and maintain a segregated  account or accounts for and on behalf of the Fund,  into which  account or accounts may be transferred cash and/or securities, including securities maintained in an account by the  Custodian  pursuant to Section 2.10 hereof,  (i) in accordance  with the  provisions of any agreement  among the Fund, the
          Custodian and a broker-dealer  registered under the Exchange Act and a member  of the NASD (or any  futures  commission  merchant  registered under the Commodity  Exchange  Act),  relating to compliance  with the rules  of The  Options  Clearing  Corporation  and  of any  registered
          national   securities  exchange  (or  the  Commodity  Futures  Trading
          Commission  or any  registered  contract  market),  or of any  similar organization or organizations,  regarding escrow or other arrangements in  connection  with  transactions  by the Fund,  (ii) for purposes of segregating  cash or government  securities in connection with options purchased,  sold or written by the Fund or commodity futures contracts or  options  thereon  purchased  or sold by the  Fund,  (iii)  for the purposes of  compliance  by the Fund with the  procedures  required by
          Investment Company Act Release No. 10666, or any subsequent release or releases of the  Securities  and Exchange  Commission  relating to the maintenance of segregated accounts by registered  investment companies and (iv) for other proper corporate purposes, but only, in the case of clause (iv),  upon receipt of, in addition to Proper  Instructions,  a certified  copy of a  resolution  of the Board of  Directors or of the
          Executive  Committee signed by an officer of the Fund and certified by the Secretary or an Assistant Secretary,  setting forth the purpose or purposes of such segregated  account and declaring such purposes to be proper corporate purposes.

     2.12.Ownership  Certificates for Tax Purposes.  The Custodian shall execute ownership and other  certificates  and  affidavits for all federal and state tax  purposes  in  connection  with  receipt  of income or other payments  with respect to domestic  securities  of the Fund held by it and in connection with transfers of such securities.

     2.13.Proxies.  The Custodian shall, with respect to the domestic securities held hereunder, cause to be promptly executed by the registered holder of such securities, if the securities are registered otherwise than in the name of the Fund or a nominee of the Fund,  all  proxies,  without indication  of the manner in which such  proxies are to be voted,  and shall promptly deliver to the Fund such proxies,  all proxy soliciting materials and all notices relating to such securities.

     2.14.Communications  Relating to Fund Portfolio  Securities.  The Custodian
          shall   transmit   promptly  to  the  Fund  all  written   information
          (including,  without  limitation,  pendency of calls and maturities of domestic securities and expirations of rights in connection  therewith and notices of  exercise  of call and put options  written by the Fund and the maturity of futures  contracts  purchased or sold by the Fund)
          received by the  Custodian  from  issuers of the  domestic  securities being held for the Fund.  With  respect to tender or exchange  offers, the  Custodian  shall  transmit  promptly  to  the  Fund  all  written information  received by the  Custodian  from  issuers of the domestic securities  whose  tender or exchange is sought and from the party (or his agents) making the tender or exchange  offer.  If the Fund desires to take action with respect to any tender offer, exchange offer or any other  similar  transaction,  the Fund shall  notify the  Custodian at least three  business days prior to the date on which the Custodian is to take such action.

     2.15.Report to Fund by Independent Public Accountants.  The Custodian shall provide the Fund,  at such times as the Fund may  reasonably  require, with  reports by  independent  public  accountants  on the  accounting system,  internal  accounting  control and procedures for safeguarding securities,  futures  contracts  and  options  on  futures  contracts,
          including  domestic  securities   deposited  and/or  maintained  in  a
          Securities System,  relating to the services provided by the Custodian under this Contract;  such reports shall be of sufficient scope and in sufficient  detail,  as may  reasonably  be  required  by the  Fund to provide reasonable  assurance that any material  inadequacies would be disclosed by such examination, and, if there are no such inadequacies, the reports shall so state.

3.   Duties of the  Custodian  with Respect to Property of the Fund Held Outside of the United States

     3.1. Appointment of Foreign Sub-Custodians. The Custodian is authorized and instructed to employ as  sub-custodians  for the Fund's securities and other  assets  maintained  outside  of the United  States the  foreign banking institutions and foreign securities depositories designated on
          Schedule A hereto ("foreign sub-custodians").  Upon receipt of "Proper
          Instructions",  together  with a  certified  resolution  of the Fund's
          Board of  Directors,  the  Custodian  and the Fund may  agree to amend
          Schedule A hereto from time to time to  designate  additional  foreign banking  institutions  and foreign  securities  depositories to act as sub-custodians.  Upon receipt of Proper Instructions from the Fund the
          Custodian  shall  cease  the  employment  of any  one or  more of such sub-custodians for maintaining custody of the Fund's assets.

     3.2. Assets to be Held. The Custodian  shall limit the securities and other assets maintained in the custody of the foreign sub-custodians to: (a)
          "foreign  securities",  as defined in  paragraph  (c)(1) of Rule 17f-5 under  the  Investment  Company  Act of  1940,  and (b)  cash and cash equivalents in such amounts as the Custodian or the Fund may determine to be  reasonably  necessary to effect the Fund's  foreign  securities transactions.

     3.3. Foreign  Securities  Depositories.  Except as may  otherwise be agreed upon in  writing  by the  Custodian  and the Fund,  assets of the Fund shall be maintained in foreign  securities  depositories  only through arrangements  implemented by the foreign banking  institutions serving as sub-custodians pursuant to the terms hereof.

     3.4. Segregation of Securities.  The Custodian  shall identify on its books as belonging to the Fund,  the foreign  securities of the Fund held by each  foreign  sub-custodian.  Each  agreement  pursuant  to which the
          Custodian  employs a foreign  banking  institution  shall require that such  institution  establish a custody  account for the  Custodian  on behalf of the Fund and physically segregate in that account securities and other assets of the Fund, and, in the event that such  institution deposits the Fund's  securities  in a foreign  securities  depository, that it shall identify on its books as belonging to the Custodian,  as agent for the Fund,  the  securities  so deposited  (all  collectively referred to as the "Account").

     3.5. Agreements  with Foreign Banking  Institutions.  Each agreement with a foreign banking  institution  shall be  substantially  in the form set forth in  Exhibit 1 hereto  and shall  provide  that:  (a) the  Fund's assets will not be subject to any right,  charge,  security  interest, lien or claim of any kind in favor of the foreign banking  institution or its creditors,  except a claim of payment for their safe custody or administration; (b) beneficial ownership for the Fund's assets will be freely  transferable  without the payment of money or value other than for custody or administration; (c) adequate records will be maintained identifying  the assets as belonging  to the Fund;  (d) officers of or auditors  employed  by,  or other  representatives  of the  Custodian, including to the extent permitted under applicable law the independent public accountants for the Fund, will be given access to the books and records of the  foreign  banking  institution  relating to its actions under its  agreement  with the  Custodian;  and (e) assets of the Fund held  by  the  foreign  sub-custodian  will  be  subject  only  to the instructions of the Custodian or its agents.

     3.6. Access of  Independent  Accountants  of the Fund.  Upon request of the
          Fund,  the  Custodian  will use its best  efforts to  arrange  for the independent accountants of the Fund to be afforded access to the books and records of any foreign banking  institution  employed as a foreign sub-custodian  insofar  as  such  books  and  records  relate  to  the performance of such foreign banking  institutions  under its agreement with the Custodian.

     3.7. Reports by Custodian.  The Custodian will supply to the Fund from time to time,  as  mutually  agreed  upon,  statements  in  respect  of the
          securities   and   other   assets   of  the  Fund   held  by   foreign
          sub-custodians,  including  but not  limited to an  identification  of entities having  possession of the Fund's  securities and other assets and advices or notifications of any transfers of securities to or from each custodial account maintained by a foreign banking institution for the  Custodian  on behalf  of the Fund  indicating,  as to  securities acquired  for the Fund,  the  identity of the entity  having  physical possession of such securities.

     3.8. Transactions  in Foreign Custody  Account.  (a) Upon receipt of Proper
          Instructions,   which  may  be  continuing  instructions  when  deemed
          appropriate  by the  parties,  the  Custodian  shall make or cause its
          foreign  sub-custodian  to  transfer,   exchange  or  deliver  foreign
          securities  owned by the Fund,  but  except to the  extent  explicitly provided herein only in any of the cases specified in Section 2.2; (b)
          Upon  receipt  of  Proper   Instructions,   which  may  be  continuing
          instructions  when deemed  appropriate  by the parties,  the Custodian shall pay out or cause its foreign sub-custodians to pay out monies of the Fund, but except to the extent explicitly  provided herein only in any of the cases  specified in Section 2.7;  (c)  Notwithstanding  any provision of this Contract to the contrary, settlement and payment for securities  received  for the  account  of the  Fund and  delivery  of securities  maintained  for the account of the Fund may be effected in accordance  with the customary or  established  securities  trading or securities  processing practices and procedures in the jurisdiction or market in which the transaction occurs, including, without limitation, delivering securities to the purchaser thereof or to a dealer therefor
          (or an agent for such purchaser or dealer)  against a receipt with the expectation of receiving  later payment for such  securities from such purchaser or dealer;  (d)  Securities  maintained  in the custody of a foreign  sub-custodian  may be maintained in the name of such entity's nominee  to the  same  extent  as set  forth  in  Section  2.3 of this
          Contract  and the Fund agrees to hold any such nominee  harmless  from any liability as a holder of record of such securities.

     3.9. Liability of Foreign Sub-Custodians.  Each agreement pursuant to which the  Custodian  employs a  foreign  banking  institution  as a foreign sub-custodian  shall require the  institution  to exercise  reasonable care in the  performance  of its  duties  and to  indemnify,  and hold harmless,  the Custodian  and Fund from and against any loss,  damage, cost, expense, liability or claim arising out of or in connection with the institution's performance of such obligations.  At the election of the Fund,  it shall be entitled to be  subrogated to the rights of the
          Custodian  with  respect  to any  claims  against  a  foreign  banking institution as a consequence of any such loss, damage,  cost, expense, liability  or  claim if and to the  extent  that the Fund has not been made whole for any such loss,  damage,  cost,  expense,  liability  or claim.

     3.10.Monitoring  Responsibilities.  The Custodian shall furnish annually to the Fund, during the month of June, information concerning the foreign sub-custodians  employed by the Custodian.  Such information  shall be similar in kind and scope to that  furnished to the Fund in connection with the initial approval of this Contract. In addition, the Custodian will promptly  inform the Fund in the event that the Custodian  learns of a material  adverse change in the financial  condition of a foreign sub-custodian or is notified by a foreign banking institution employed as a foreign  sub-custodian  that there  appears  to be a  substantial likelihood  that its  shareholders'  equity  will  decline  below $200
          million  (U.S.  dollars  or  the  equivalent   thereof)  or  that  its
          shareholders'  equity has  declined  below $200  million (in each case
          computed  in  accordance  with  generally  accepted  U.S.   accounting
          principles).

     3.11.Branches  of  U.S.  Banks.  Except  as  otherwise  set  forth  in this
          Contract,  the provisions  hereof shall not apply where the custody of
          the  Fund  assets   maintained  in  a  foreign  branch  of  a  banking
          institution  which is a "bank" as defined  by  Section  2(a)(5) of the
          Investment Company Act of 1940 which meets the qualification set forth in Section 26(a) of said Act. The  appointment of any such branch as a sub-custodian shall be governed by Article 1 of this Contract.

4.   Payments for Repurchases or Redemptions and Sales of Shares of the Fund

     From such funds as may be  available  for the  purpose  but  subject to the limitations of the Articles of  Incorporation  and any  applicable  votes of the
Board of Directors of the Fund  pursuant  thereto,  the  Custodian  shall,  upon receipt of  instructions  from the  Transfer  Agent,  make funds  available  for payment to holders of Shares who have  delivered to the Transfer Agent a request for redemption or repurchase of their Shares.  In connection with the redemption or repurchase of Shares of the Fund, the Custodian is authorized upon receipt of instructions  from the  Transfer  Agent to wire funds to or through a commercial bank designated by the redeeming shareholders. In connection with the redemption or repurchase of Shares of the Fund,  the Custodian  shall honor checks drawn on the  Custodian by a holder of Shares,  which  checks have been  furnished by the
Fund to the holder of Shares, when presented to the Custodian in accordance with such  procedures  and  controls  as are  mutually  agreed upon from time to time between the Fund and the Custodian.

     The Custodian  shall receive from the  distributor for the Fund's Shares or from the  Transfer  Agent of the Fund and deposit  into the Fund's  account such payments as are received for Shares of the Fund issued or sold from time to time by the Fund. The Custodian will provide timely  notification to the Fund and the
Transfer Agent of any receipt by it of payments for Shares of the Fund.

5.   Proper Instructions

     Proper  Instructions  as used herein means a writing signed or initialed by one or more person or persons as the Board of Directors  shall have from time to time authorized.  Each such writing shall set forth the specific  transaction or type of transaction involved,  including a specific statement of the purpose for which such action is requested.  Oral  instructions  will be  considered  Proper
Instructions if the Custodian  reasonably  believes them to have been given by a person  authorized  to give such  instructions  with respect to the  transaction involved. The Fund shall cause all oral instructions to be confirmed in writing.
Upon receipt of a certificate  of the Secretary or an Assistant  Secretary as to
the  authorization  by the  Board  of  Directors  of the Fund  accompanied  by a detailed  description of procedures  approved by the Board of Directors,  Proper
Instructions   may   include    communications    effected    directly   between
electro-mechanical  or electronic  devices  provided that the Board of Directors and the Custodian are satisfied that such procedures afford adequate  safeguards for the Fund's assets.

6.   Actions Permitted without Express Authority

     The  Custodian may in its discretion,  without  express  authority from the
          Fund:

          1)   make payments to itself or others for minor  expenses of handling securities or other  similar  items  relating to its duties under this Contract, provided that all such payments shall be accounted for to the Fund;

          2)   surrender   securities  in  temporary   form  for  securities  in
               definitive form;

          3)   endorse for collection,  in the name of the Fund, checks,  drafts and other negotiable instruments; and

          4)   in general, attend to all non-discretionary details in connection with the sale,  exchange,  substitution,  purchase,  transfer and other  dealings  with the  securities  and  property  of the Fund except as  otherwise  directed by the Board of  Directors  of the
               Fund.

7.   Evidence of Authority

     The Custodian shall be protected in acting upon any  instructions,  notice, request, consent,  certificate or other instrument or paper believed by it to be genuine  and to have been  properly  executed  by or on behalf of the Fund.  The
Custodian  may  receive  and accept a  certified  copy of a vote of the Board of
Directors of the Fund as conclusive  evidence (a) of the authority of any person to act in accordance with such vote or (b) of any determination or of any action by the Board of Directors pursuant to the Articles of Incorporation as described in such vote,  and such vote may be considered as in full force and effect until receipt by the Custodian of written notice to the contrary.

8.   Duties of Custodian with Respect to the Books of Account and Calculation of
     Net Asset Value and Net Income

     The Custodian shall cooperate with and supply necessary  information to the entity or entities  appointed  by the Board of Directors of the Fund to keep the books of account of the Fund and/or compute the net asset value per share of the outstanding  shares of the Fund or, if directed in writing to do so by the Fund, shall itself keep such books of account  and/or compute such net asset value per share.  If so directed,  the Custodian shall also calculate daily the net income of the Fund as described in the Fund's currently effective  prospectus and shall advise the Fund and the  Transfer  Agent daily of the total  amounts of such net income and, if  instructed  is writing by an officer of the Fund to do so, shall advise the Transfer Agent  periodically of the division of such net income among its various  components.  The  calculations of the net asset value per share and the daily income of the Fund shall be made at the time or times  described  from time to time in the Fund's currently effective prospectus.

9.   Records

     The  Custodian  shall  create and  maintain  all  records  relating  to its activities and  obligations  under this Contract in such manner as will meet the obligations  of  the  Fund  under  the  Investment  Company  Act of  1940,  with particular attention to Section 31 thereof and Rules 31a-1 and 31a-2 thereunder, applicable federal and state tax laws and any other law or administrative  rules or procedures which may be applicable to the Fund. All such records shall be the property of the Fund and shall at all times during the regular business hours of the Custodian be open for inspection by duly authorized  officers,  employees or agents of the Fund and  employees  and  agents of the  Securities  and  Exchange
Commission.  The Custodian shall, at the Fund's request,  supply the Fund with a tabulation of securities  owned by the Fund and held by the Custodian and shall, when requested to do so by the Fund and for such compensation as shall be agreed upon between the Fund and the  Custodian,  include  certificate  numbers in such tabulations.

10.  Opinion of Fund's Independent Accountant

     The Custodian shall take all reasonable  action,  as the Fund may from time to time request,  to obtain from year to year favorable opinions from the Fund's independent  accountants with respect to its activities  hereunder in connection with the  preparation  of the Fund's Form N-1A,  and Form N-SAR or other  annual reports to the Securities and Exchange  Commission and with respect to any other requirements of such Commission.

11.  Compensation of Custodian

     The Custodian shall be entitled to reasonable compensation for its services and expenses as Custodian, as agreed upon from time to time between the Fund and the Custodian.

12.  Responsibility of Custodian

     So long as and to the extent that it is in the exercise of reasonable care, the Custodian shall not be responsible for the title, validity or genuineness of any  property or evidence of title  thereto  received by it or  delivered  by it pursuant to this  Contract and shall be held harmless in acting upon any notice, request,  consent,  certificate or other instrument reasonably believed by it to be genuine and to be signed by the proper party or parties.  The Custodian shall be held to the exercise of  reasonable  care in carrying out the  provisions  of this Contract,  but shall be kept indemnified by and shall be without  liability to the  Fund  for any  action  taken  or  omitted  by it in good  faith  without negligence.  It shall be  entitled to rely on and may act upon advice of counsel
(who may be counsel for the Fund) on all matters, and shall be without liability
for  any  action   reasonably   taken  or  omitted   pursuant  to  such  advice.
Notwithstanding the foregoing,  the responsibility of the Custodian with respect to  redemptions  effected  by  check  shall  be in  accordance  with a  separate
Agreement entered into between the Custodian and the Fund.

     The  Custodian  shall be  liable  for the acts or  omissions  of a  foreign banking  institution  appointed  pursuant to the  provisions of Article 3 to the same  extent as set forth in Article 1 hereof  with  respect  to  sub-custodians located in the United States and, regardless of whether assets are maintained in the custody of a foreign banking institution, a foreign securities depository or a branch of a U.S. bank as contemplated by paragraph 3.11 hereof,  the Custodian shall not be liable for any loss,  damage,  cost,  expense,  liability  or claim resulting from, or caused by, the direction of or  authorization  by the Fund to maintain  custody  or any  securities  or cash of the Fund in a foreign  country
including,   but  not  limited  to,  losses   resulting  from   nationalization,
expropriation, currency restrictions, or acts of war or terrorism.

     If the Fund  requires  the  Custodian  to take any action  with  respect to securities,  which action  involves the payment of money or which action may, in the opinion of the Custodian, result in the Custodian or its nominee assigned to the Fund being  liable for the payment of money or  incurring  liability of some other form, the Fund, as a prerequisite  to requiring the Custodian to take such action,  shall  provide  indemnity  to  the  Custodian  in an  amount  and  form satisfactory to it.

     If the Fund requires the  Custodian to advance cash or  securities  for any purpose or in the event that the  Custodian  or its  nominee  shall  incur or be assessed any taxes,  charges,  expenses,  assessments,  claims or liabilities in connection with the performance of this Contract,  except such as may arise from its or its nominee's own negligent  action,  negligent failure to act or willful misconduct,  any  property at any time held for the account of the Fund shall be security therefor and should the Fund fail to repay the Custodian promptly,  the
Custodian shall be entitled to utilize available cash and to dispose of the Fund assets to the extent necessary to obtain reimbursement.

13.  Effective Period, Termination and Amendment

     This Contract shall become effective as of its execution, shall continue in full force and effect until terminated as hereinafter  provided,  may be amended at any time by mutual  agreement of the parties  hereto and may be terminated by either party by an instrument in writing delivered or mailed, postage prepaid to the other party, such termination to take effect not sooner than sixty (60) days after the date of such delivery or mailing; provided, however that the Custodian shall not act under  Section 2.10 hereof in the absence of receipt of an initial certificate  of the  Secretary  or an  Assistant  Secretary  that  the  Board of
Directors of the Fund has  approved  the initial use of a particular  Securities
System and the receipt of an annual certificate of the Secretary or an Assistant
Secretary  that the Board of Directors  has reviewed the use by the Fund of such
Securities  System,  as required in each case by Rule 17f-4 under the Investment
Company Act of 1940,  as  amended,  and that the  Custodian  shall not act under
Section 2.10A hereof in the absence of receipt of an initial  certificate of the
Secretary or an Assistant Secretary that the Board of Directors has approved the initial use of the Direct Paper System and the receipt of an annual  certificate of the  Secretary or an  Assistant  Secretary  that the Board of  Directors  has reviewed  the use by the Fund of the  Direct  Paper  System;  provided  further,
however,   that  the  Fund  shall  not  amend  or  terminate  this  Contract  in contravention of any applicable federal or state  regulations,  or any provision of the Articles of Incorporation, and further provided, that the Fund may at any time by action of its Board of Directors  (i)  substitute  another bank or trust company for the Custodian by giving notice as described  above to the Custodian, or (ii) immediately terminate this Contract in the event of the appointment of a conservator or receiver for the Custodian by the  Comptroller of the Currency or
upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction.

     Upon termination of the Contract,  the Fund shall pay to the Custodian such compensation as may be due as of the date of such termination and shall likewise reimburse the Custodian for its coats, expenses and disbursements.

14.  Successor Custodian

     If a successor  custodian  shall be  appointed by the Board of Directors of the Fund,  the Custodian  shall,  upon  termination,  deliver to such  successor custodian  at the office of the  Custodian,  duly  endorsed  and in the form for transfer,  all  securities  then held by it hereunder  and shall  transfer to an account  of the  successor  custodian  all of the  Fund's  securities  held in a
Securities System.

     If no such successor custodian shall be appointed,  the Custodian shall, in like  manner,  upon  receipt  of a  certified  copy  of a vote of the  Board  of
Directors of the Fund,  deliver at the office of the Custodian and transfer such securities, funds and other properties in accordance with such vote.

     In the event that no written  order  designating  a successor  custodian or certified copy of a vote of the Board of Directors  shall have been delivered to the  Custodian  on or  before  the  date  when  such  termination  shall  become effective, then the Custodian shall have the right to deliver to a bank or trust company,  which is a "bank" as defined in the  Investment  Company  Act of 1940, doing  business  in  Boston,  Massachusetts,  of its own  selection,  having  an aggregate  capital,  surplus,  and  undivided  profits,  as  shown  by its  last published report, of not less than $25,000,000,  all securities, funds and other properties  held by the  Custodian  and all  instruments  held by the  Custodian relative  thereto and all other  property  held by it under this Contract and to transfer to an account of such successor  custodian all of the Fund's securities held in any Securities System.  Thereafter,  such bank or trust company shall be the successor of the Custodian under this Contract.

     In the event  that  securities,  funds and other  properties  remain in the possession  of the  Custodian  after  the date of  termination  hereof  owing to failure of the Fund to procure the certified  copy of the vote referred to or of the Board of Directors to appoint a successor custodian,  the Custodian shall be entitled  to fair  compensation  for its  services  during  such  period  as the
Custodian retains possession of such securities,  funds and other properties and the  provisions of this Contract  relating to the duties and  obligations of the
Custodian shall remain in full force and effect.

15.  Interpretive and Additional Provisions

     In connection  with the operation of this  Contract,  the Custodian and the
Fund  may  from  time to time  agree on such  provisions  interpretive  of or in addition to the  provisions  of this  Contract as may in their joint  opinion be consistent  with the general tenor of this Contract.  Any such  interpretive  or additional  provisions shall be in a writing signed by both parties and shall be annexed  hereto,  provided that no such  interpretive  or additional  provisions shall contravene any applicable federal or state regulations or any provision of the  Articles  of  Incorporation  of the Fund.  No  interpretive  or  additional provisions  made as provided in the preceding  sentence shall be deemed to be an amendment of this Contract.

16.  Massachusetts Law to Apply

     This Contract  shall be construed and the  provisions  thereof  interpreted under and in accordance with laws of The Commonwealth of Massachusetts.

17.  Prior Contracts

     This Contract  supersedes and terminates,  as of the date hereof, all prior contracts  between  the Fund and the  Custodian  relating  to the custody of the
Fund's assets.

     IN WITNESS  WHEREOF,  each of the parties has caused this  instrument to be executed in its name and behalf by its duly  authorized  representative  and its seal to be hereunder affixed as of the 14th day of December, 1987.

ATTEST                             BABSON-STEWART IVORY INTERNATIONAL FUND, INC.

/s/ Jacqueline Willhite            By: /s/ Larry D. Armel
Secretary                              Larry D. Armel, President

ATTEST                             STATE STREET BANK AND TRUST COMPANY

/s/ Stephen S                      By: /s/ M
Assistant Secretary                    Vice President

                                   Schedule A

     The  following   foreign  banking   institutions  and  foreign   securities
depositories  have  been  approved  by the  Board  of  Directors  of for  use as sub-custodians for the Fund's securities and other assets:

                   (Insert banks and securities depositories)

                                    EXHIBIT 1

                               CUSTODIAN AGREEMENT

To:

Gentlemen:

     The  undersigned  ("State  Street")  hereby  requests  that you (the  Bank)
establish  a custody  account  and a cash  account  for each  custodian/employee benefit plan  identified  in the Schedule  attached to this  Agreement  and each additional  account which is identified to this Agreement.  Each such custody or cash account as applicable  will be referred to herein as the "Account" and will be subject to the following terms and conditions:

     l.   The Bank  shall hold as agent for State  Street  and shall  physically segregate in the Account such cash,  bullion,  coin,  stocks,  shares, bonds, debentures, notes and other securities and other property which
          is  delivered  to  the  Bank  for  that  St:te  Street   Account  (the
          "Property").

     2.   a.   Without the prior approval of State Street it will not deposit securities  in any  securities  depository  or utilize a clearing agency,  incorporated  or  organized  under the laws of a country other than the United States,  unless such depository or clearing house  operates the central  system for handling of securities or
               equivalent   book-entries   in  that   country   or   operates  a
               transnational  system for the central  handling of  securities or equivalent book-entries;

          b.   When securities held for an Account are deposited in a securities depository  or  clearing  agency  by the  Bank,  the  Bank  shall identify on its books as  belonging  to State Street as agent for such Account, the securities so deposited.

     3.   The Bank represents that either:

          a.   It currently has  stockholders'  equity in excess of $200 million
               (U.S.  dollars or the  equivalent  of U.S.  dollars  computed  in accordance with generally  accepted U.S.  accounting  principles)
               and will  promptly  inform  State  Street in the event that there appears to be a  substantial  likelihood  that its  stockholders'
               equity will decline below $200 million,  or in any event, at such time as its  stockholders'  equity in fact  declines  below  $200 million; or

          b.   It is the  subject  of an  exemptive  order  issued by the United
               States  Securities  and  Exchange  Commission,  which  such order permits  State  Street  to  employ  the  Bank as a  subcustodian, notwithstanding the fact that the Bank's  stockholders' equity is currently  below $200 million or may in the future  decline below
               $200 million due to currency fluctuation.

     4.   Upon  the  written  instructions  of State  Street,  as  permitted  by
          Paragraph 8, the Bank is  authorized  to pay cash from the Account and to sell, assign, transfer, deliver or exchange, or to purchase for the
          Account,  any and all stocks,  shares,  bonds,  debentures,  notes and other securities ("Securities"), bullion, coin and any other property, but only as provided in such written instructions.  The bank shall not be held liable for any act or omission to act on instructions given or purported to be given should there be any error in such instructions.

     5.   Unless the Bank receives  written  instructions of State Street to the contrary, the Bank is authorized:

          a.   To promptly  receive and  collect all income and  principal  with respect  to the  Property  and to  credit  cash  receipts  to the
               Account;

          b.   To  promptly  exchange  securities  where the  exchange is purely ministerial  (including,  without  limitation,  the  exchange  of temporary  securities  for  those  in  definitive  form  and  the exchange  of  warrants,  or other  documents  of  entitlement  to securities, for the securities themselves);

          c.   To promptly  surrender  securities at maturity or when called for redemption upon receiving payment therefor;

          d.   Whenever  notification  of a rights  entitlement  or a fractional interest  resulting from a rights issue,  stock dividend or stock split is received for the Account and such rights  entitlement or fractional  interest  bears an  expiration  date,  the Bank  will endeavor to obtain State Street Bank's  instructions,  but should these not be received in time for the Bank to take timely action, the  Bank  is  authorized  to sell  such  rights  entitlement  or fractional interest and to credit the Account;

          e.   To hold  registered in the name of the nominee of the Bank or its agents such Securities as are ordinarily held in registered form;

          f.   To execute in State  Street's name for the Account,  whenever the
               Bank deems it appropriate,  such ownership and other certificates as may be  required  to obtain  the  payment  of income  from the
               Property; and

          g.   To pay or cause to be paid,  from the  Account  any and all taxes and levies in the nature of taxes  imposed on such  assets by any governmental  authority  and shall  use  reasonable  efforts,  to promptly  reclaim any  foreign  withholding  tax  relating to the
               Account.

     6.   If the Bank  shall  receive  any  proxies,  notices,  reports or other communications  relative  to any of the  Securities  of the Account in
          connection    with    tender    offers,    reorganization,    mergers,
          consolidations,  or similar  events  which may have an impact upon the
          issuer   thereof,   the  Bank  shall   promptly   transmit   any  such
          communication  to State  Street  Bank by means  as will  permit  State
          Street Bank to take timely action with respect thereto.

     7.   The Bank is authorized in its discretion to appoint brokers and agents in connection with the Bank's handling of transactions relating to the
          Property provided that any such appointment shall not relieve the Bank of any of its responsibilities or liabilities hereunder.

     8.   Written  instructions shall include (i) instructions in writing signed by .such persons as are  designated  in writing by State Street;  (ii)
          telex or tested telex instructions of State Street;  (iii) other forms of  instruction  in  computer  readable  form as shall be  customarily utilized for the transmission of like information; and (iv) such other forms of  communication  as from time to time shall be agreed  upon by
          State Street and the Bank.

     9.   The Bank shall supply periodic reports with respect to the safekeeping of assets held by it under this agreement. The content of such reports shall  include  but not be  limited  to any  transfer  to or from  any account held by the Bank hereunder and such other information as State
          Street may reasonably request.

     10.  In addition to its obligations under Section 2B hereof, the Bank shall maintain such other records as may be necessary to identify the assets
          hereunder  as  belonging  to  each  custodian/employee   benefit  plan
          identified  in our  Schedule  attached  to  this  agreement  and  each additional account which is identified to this agreement.

     11.  The Bank  agrees  that its books and  records  relating to its action;
          under  this  Agreement  shall be opened to the  physical,  on-premises inspection  and audit at  reasonable  times by officers  of,  auditors employed by or other representatives of State Street (including to the extent permitted under law the independent  public accountants for any entity whose Property is being held hereunder),  and shall be retained for such period as shall be agreed by State Street and the Bank.

     12.  The Bank shall be entitled to reasonable compensation for its services and expenses as custodian  under this  Agreement,  as agreed upon from time to time by the Bank and State Street.

     13.  The Bank shall  exercise  reasonable  care in the  performance  of its duties,  as are set  forth or  contemplated  herein  or  contained  in instructions  given  to the  Bank  which  are  not  contrary  to  this
          Agreement,  shall maintain adequate  insurance and agrees to indemnify and hold  harmless,  State  Street and each  Account  from and against loss,  damage,  cost,  expense,  liability or claim  arising out of or connection with the Bank's performance of its obligations hereunder.

     14.  The bank agrees (i) the property held  hereunder is not subject to any right, charge,  security interest,  lien or claim of any kind in favor of the Bank or any of its  agents or its  creditors  except a claim of payment  for  their  safe  custody  and  administration  and  (ii) the beneficial  ownership  of the  property  shall be freely  transferable without  the  payment  of  money or other  value  other  than for safe custody or administration.

     15.  The bank  agrees to meet  State  Street  Operating  Requirements  (See
          Exhibit A).

     16.  This  Agreement  may be  terminated  by the Bank or State Street by 60 days' written notice to the other,  sent by registered mail or express courier. The Bank, upon the date this Agreement terminates pursuant to notice  which has been given in a timely  fashion,  shall  deliver the
          Property to the beneficial owner unless the Bank has received from the beneficial  owner 60 days prior to the date on which this Agreement is to be terminated  written  instructions of State Street specifying the name(s) of the person(s) to whom the Property shall be delivered.

     17.  The Bank and State  Street shall each use its best efforts to maintain the confidentiality of the Property in each Account, subject, however, to  the  provisions  of  any  laws  requiring  the  disclosure  of the
          Property.

     18.  Unless otherwise specified in this Agreement, all notices with respect to matters  contemplated  by this Agreement shall be deemed duly given when  received in writing or by  confirmed  telex by the Bank or State
          Street at their respective  addresses set forth below or at such other address as be specified in each case in a notice similarly given:

     To State Street                       Master Trust Division, Global Custody
                                           STATE STREET BANK AND TRUST COMPANY
                                           P.O. Box 1713
                                           Boston, Massachusetts  02105
                                           U.S.A.

     To   the Bank

     19.  This Agreement  shall be governed by and construed in accordance  with
          the laws of                    except to the extent that such laws are
          preempted by the laws of the United States of America.

     Please acknowledge  your  agreement to the foregoing by executing a copy of this letter.

                                           Very truly yours,

                                           STATE STREET BANK AND TRUST COMPANY

                                           By:
                                              ----------------------------------
                                              Vice President

                                           Date:
                                                --------------------------------
Agreed to by:

By:
   ---------------------------------

Date:
     -------------------------------